Deferred tax	12 Months Ended
Dec. 31, 2025
Deferred tax
Deferred tax

25. Deferred tax

The following table shows the movements in deferred tax assets and deferred tax liabilities:

	DEFERRED TAX ASSETS
	Retirement benefit liabilities	Property, plant and equipment	Other	Total deferred tax assets

	(Euro, in thousands)

On January 1, 2024	€159	€292	€675	€1,126

Credited/charged (-) to profit or loss	(82)	18	190	126
Charged to other comprehensive income	177			177
Translation differences	(1)	19	27	45

On December 31, 2024	253	329	892	1,474

Credited/charged (-) to profit or loss	(240)	(302)	(657)	(1,199)
Charged to other comprehensive income	(13)			(13)
Translation differences		(27)	(40)	(67)

On December 31, 2025	€—	€—	€195	€195

	DEFERRED TAX LIABILITIES
	Intangible assets other than goodwill	Other	Total deferred tax liabilities

	(Euro, in thousands)

On January 1, 2024	€(21,588)	€(2,019)	€(23,607)

Credited/charged (-) to profit or loss	2,306	671	2,977
Translation differences	(30)		(30)

On December 31, 2024	(19,312)	(1,348)	(20,660)

Credited/charged (-) to profit or loss	19,264	1,348	20,612
Translation differences	48		48

On December 31, 2025	€—	€—	€—

The unrecognized deferred tax assets on December 31, 2025 amounted to €473.6 million as compared to €490.1 million on December 31, 2024; both included the unrecognized deferred tax asset related to innovation income reduction.

The total amount of tax attributes and deductible temporary differences at December 31, 2025 amounted to €1,892.4 million (2024: €1,984.9 million, 2023: €1,722.2 million). This is composed of i) consolidated tax losses carried forward and deductible temporary differences at December 31, 2025 amounting to €1,168.3 million (2024: €1,418.5 million; 2023: €1,312.2 million), and (ii) innovation income deduction, dividend received deduction and investment deduction carried forward at December 31, 2025 amounting to €724.1 million (2024: €566.4 million; 2023: €410.0 million).

The available tax losses carried forward that can be offset against possible future taxable profits amounted to €843.2 million on December 31, 2025 (€862.0 million on December 31, 2024) and can be carried forward for an indefinite period except for an amount of €5.4 million in the United States. On December 31, 2025, the available tax losses carried forward in Galapagos NV (Belgium) amounted to €823.1 million (2024: €822.4 million). In addition to the latter, Galapagos NV (Belgium) also benefits from the Belgian innovation income deduction regime which led to report, on December 31, 2025, a carried forward tax deduction of €692.1 million (2024: €534.4 million; 2023: €390.3 million) that can also be offset against possible future taxable results. In addition, Galapagos NV (Belgium) also has available investment deduction carried forward of €1 million (2024 and 2023: €1 million) and a dividend received deduction carryforward of €31.0 million (2024: €31.0 million, 2023: €18.7 million) that can be offset against possible future taxable profits. There is no limit in time for the innovation income deduction, the dividend received deduction carryforward and investment deduction carried forward.

We forecast to incur tax losses in the foreseeable future as we continue to invest in R&D. Consequently, no net deferred tax asset was recognized as at December 31, 2025, except for one subsidiary operating on a cost plus basis for which deferred tax assets were recognized for €0.2 million (2024: €1.5 million, 2023: €1.1 million).

Net deferred tax liabilities were initially calculated based on the fair value of the intangible assets identified from the acquisition of CellPoint and AboundBio, adjusted by considering the related recognizable deferred tax assets. These net deferred tax liabilities were reversed in 2025 as we recorded an impairment on these intangible assets.